UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

Hub Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-27754	36-4007085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Hub Group Way
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 630 271-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HUBG	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Hub Group, Inc. (the “Company”) held its 2024 Annual Meeting at 10:00 a.m. at its Corporate Headquarters, located at 2001 Hub Group Way, Oak Brook, Illinois 60523. As of March 27, 2024, the record date for the 2024 Annual Meeting, there were 61,970,919 shares of Class A common stock and 574,903 shares of Class B common stock outstanding and entitled to vote. Each Class A share is entitled to one vote and each Class B share is entitled to approximately 169 votes. A quorum of stockholders, present in person or by proxy, representing 155,486,945 votes were present at the 2024 Annual Meeting. The final voting results of the 2024 Annual Meeting are set forth below. Each of these items is more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 12, 2024.

Proposal One – Election of Directors

The Company’s stockholders elected each of the Company’s ten nominees for director to serve until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
David P. Yeager	129,875,936	23,593,259	2,017,750
Phillip D. Yeager	132,525,100	20,944,095	2,017,750
Peter B. McNitt	133,495,584	19,973,611	2,017,750
Mary H. Boosalis	129,101,230	24,367,965	2,017,750
Lisa Dykstra	133,543,234	19,925,961	2,017,750
Michael E. Flannery	133,499,473	19,969,722	2,017,750
James C. Kenny	133,334,413	20,134,782	2,017,750
Jenell R. Ross	133,543,793	19,925,402	2,017,750
Martin P. Slark	132,015,409	21,453,786	2,017,750
Gary Yablon	133,500,409	19,968,786	2,017,750

Proposal Two – Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of its named executive officers as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 12, 2024, as set forth below:

For	Against	Abstain	Broker Non-Votes
151,143,283	2,282,004	43,908	2,017,750

Proposal Three – Ratification of Appointment of Auditors

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, as set forth below:

For	Against	Abstain	Broker Non-Votes
154,834,576	645,355	7,014	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hub Group, Inc.

Date:	May 23, 2024	By:	/s/ Thomas P. LaFrance
Executive Vice President Chief Legal and Human Resources Officer